                                                       Registration No. 33-
                                                       Registration No. 33-52437

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             Registration Statement

                                      Under

                           The Securities Act of 1933

                                  RAYONIER INC.

             (Exact name of registrant as specified in its charter)

        North Carolina                                       13-2607329
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

1177 Summer Street, Stamford, CT                             06905-5529
(Address of Principal Executive Offices)                     (Zip Code)

           Rayonier Investment and Savings Plan for Salaried Employees
                            (Full title of the plan)

                              John B. Canning, Esq.
                Corporate Secretary and Associate General Counsel
                                  Rayonier Inc.
              1177 Summer Street, Stamford, Connecticut 06905-5529
                     (Name and address of agent for service)

                                  203-348-7000
          (Telephone number, including zip code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------
Title of         Amount to be       Offering price     Proposed     Amount of
securities       registered (1)(2)  per unit           maximum      registration
to be                                                  aggregate    fee
registered                                             offering
                                                       price (1)

--------------------------------------------------------------------------------
Common           750,000            $34.88             $26,160,000     $9,020
Shares           shares
--------------------------------------------------------------------------------


(1) Estimated pursuant to Rules 457(c) and (h) as the number of Common Shares of the Company to be purchased by the Plan with employee and employer contributions, which shares may be acquired by participants in the Plan.

(2) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminable amount of interests to be offered or sold pursuant to the employee benefit plan described herein. For purposes of Rule 457(c), the date specified for determining the average of the high and low prices reported in the consolidated reporting system is December 19, 1995.

(3) This filing constitutes Post-Effective Amendment No. 2 to the Company's Registration Statement on Form S-8 (No. 33-52437).

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

        This Registration Statement covers an additional 750,000 Common Shares of Rayonier, Inc. ("Rayonier") and an indeterminable amount of interests to be offered and sold pursuant to the Rayonier Investment and Savings Plan for Salaried Employees. 300,000 Common Shares and an indeterminable amount of interests were previously registered on a Registration Statement on Form S-8 No. 33-52437 ("File No. 33-52437").

        The contents of File No. 33-52437 are incorporated herein by reference and made a part hereof.

Item 8. Exhibits

        The following additional Exhibits are filed herewith:

                Exhibit No.                                  Title
                -----------                                  -----
                  4.1         First Amendment to the Rayonier Investment and Savings Plan
                              for Salaried Employees (See Exhibit 4.6)

                  4.2         Second Amendment to the Rayonier Investment and Savings
                              Plan for Salaried Employees (See Exhibit 4.6)

                  4.3         Third Amendment to the Rayonier Investment and Savings Plan
                              for Salaried Employees (See Exhibit 4.6)

                  4.4         Fourth Amendment to the Rayonier Investment and Savings
                              Plan for Salaried Employees (See Exhibit 4.6)

                  4.5         Fifth Amendment to the Rayonier Investment and Savings Plan
                              for Salaried Employees (See Exhibit 4.6)

                  4.6         Supplement to Plan Information

                  5.          Opinion of John B. Canning, Esq., Corporate Secretary and
                              Assistant General Counsel of Rayonier, regarding legality
                              of the Common Stock registered hereby

                 23.1         Consent of John B. Canning, Esq. (See Exhibit 5)

                 23.2         Consent of Arthur Andersen LLP

                 24.          Powers of attorney

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on this 21'st day of December, 1995.

                                                RAYONIER INC.

                                                By /s/ Gerald J. Pollack
                                                   ---------------------
                                                Name:  Gerald J. Pollack
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         Signature                                      Title                             Date
-----------------------------               -----------------------------          -----------------
               *                            Chairman, President,                   December 21, 1995
-----------------------------               Chief Executive Officer
Ronald M. Gross                             and Director
                                            (Principal Executive Officer)


 /s/ Gerald J. Pollack                      Senior Vice President                  December 21, 1995
-----------------------------               and Chief Financial Officer
Gerald J. Pollack                           (Principal Financial Officer)


 /s/ Kenneth P. Janette                     Vice President and                     December 21, 1995
-----------------------------               Corporate Controller
Kenneth P. Janette                          (Principal Accounting Officer)


               *                                   Director                        December 21, 1995
-----------------------------
William J. Alley


               *                                   Director                        December 21, 1995
-----------------------------
Rand V. Araskog

               *                                   Director                        December 21, 1995
-----------------------------
Donald W. Griffin


               *                                   Director                        December 21, 1995
-----------------------------
Paul G. Kirk, Jr.


               *                                   Director                        December 21, 1995
-----------------------------
Katherine D. Ortega


               *                                   Director                        December 21, 1995
-----------------------------
Burnell R. Roberts


               *                                   Director                        December 21, 1995
-----------------------------
Nicholas L. Trivisonno


               *                                   Director                        December 21, 1995
-----------------------------
Gordon I. Ulmer



By */s/ Gerald J. Pollack
-----------------------------
        Gerald J. Pollack
        Attorney-in-Fact


        Pursuant to the requirements of the Securities Act of 1933, the Trustees have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on December 21, 1995.

                                                 RAYONIER INVESTMENT AND SAVINGS
                                                    PLAN  FOR SALARIED EMPLOYEES

                                                 By /s/ John P. O'Grady
                                                    ----------------------------
                                                    Name:   John P. O'Grady
                                                    Title:  Chairman

                                  EXHIBIT INDEX

     Exhibit No.                      Title
     -----------                      -----
         4.1           First Amendment to the Rayonier Investment
                       and Savings Plan for Salaried Employees
                       (See Exhibit 4.6)

         4.2           Second Amendment to the Rayonier
                       Investment and Savings Plan for Salaried
                       Employees (See Exhibit 4.6)

         4.3 Third Amendment to the Rayonier Investment and Savings Plan for Salaried Employees
                       (See Exhibit 4.6)

         4.4           Fourth Amendment to the Rayonier
                       Investment and Savings Plan for Salaried
                       Employees (See Exhibit 4.6)

         4.5 Fifth Amendment to the Rayonier Investment and Savings Plan for Salaried Employees
                       (See Exhibit 4.6)

         4.6           Supplement to Plan Information

         5.            Opinion of John B. Canning, Esq.,
                       Corporate Secretary and Associate General
                       Counsel of Rayonier, regarding legality of the Common Stock registered hereby

        23.1           Consent of John B. Canning, Esq. (See
                       Exhibit 5)

        23.2           Consent of Arthur Andersen LLP

         24.           Powers of Attorney